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                                                                    EXHIBIT 99.2

                        CERTIFICATION OF PERIODIC REPORT


I, Larry C. Miller, Vice President-Finance and Chief Financial Officer of Butler Manufacturing Company, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Company




November 14, 2002                                    /s/ Larry C. Miller
-----------------                                    ---------------------------
Dated                                                Larry C. Miller
                                                     Vice President - Finance,
                                                     and Chief Financial Officer